Supplementary Financial Statement Information - Schedule Other Financial Income (Expenses), Net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Schedule Other Financial Income (Expenses), Net [Abstract]
Interest income	$ 58	$ 27
Fair value adjustments of warrants		6
Exchange rate differences, Net	104	(644)
Bank fees	(6)	(6)
Total	$ 156	$ (617)